Restated of earnings per share	12 Months Ended
Dec. 31, 2021
Restated Of Earnings Per Share
Restated of earnings per share

4	Restated of earnings per share

The earnings per share for the year ended on December 31, 2020 and 2019 has been restated due to the one-to-five share split on August 11, 2021, in accordance with IAS 33 – Earnings per share. See note 27.